Supplement to the
Fidelity Fifty®
August 21, 2000
Prospectus

On November 16, 2000, the fund's Board of Trustees authorized the extension of the fund's 3.00% sales load waiver through December 31, 2001.

The following information replaces the paragraph under the heading "Average Annual Returns" found in the "Performance" section on page 4.

The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which is waived through December 31, 2001.

The following information replaces similar information found in the "Fee Table" section on page 5.

Shareholder Fees (paid by the investor directly)

Maximum sales charge (load) on purchases (waived through December 31, 2001) (as a %of offering price)	3.00% A
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	0.75%
Annual account maintenance fee (for accounts under $2,500)	$12.00

A Lower sales charges may be available for accounts over $250,000.

The following information replaces the fourth paragraph in the "Fund Distribution" section on page 22.

The fund's sale charge (which is currently waived through December 31, 2001) may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

FIF-00-03 November 30, 2000
1.463147.104

The following information replaces the paragraph under the heading "Additional Performance Information" found in the "Appendix" section on page 27.

Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. The Lipper Large Cap Growth Funds Average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper Large Cap Supergroup Average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. The following information compares the performance of the fund to two new Lipper comparison categories. The returns in the following table include the effect of the fund's 3.00% maximum applicable front-end sales charge, which is waived through December 31, 2001.